ASPIRIANT TRUST
11100 Santa Monica Blvd., Suite 600
Los Angeles, California 90025
(310) 806-4000

June 6, 2016

Securities and Exchange Commission
100 F Street N.E.
Washington, D.C. 20549

Re:	Aspiriant Trust (the “Trust”) (File Nos.: 333-178600; 811-22648)

Dear Sir or Madam:

An electronic ("EDGAR") filing is transmitted herewith pursuant to rule 497 under the Securities Act of 1933, as amended (the "Securities Act), on behalf of the Trust. This filing contains the addition of a sub-adviser to the Aspiriant Risk-Managed Municipal Bond Fund that was filed as a supplement to the Trust’s prospectus on May 16, 2016 (SEC Accession No. 0001398344-16-013427). Questions regarding this filing may be directed to the undersigned at (414) 290-3404.

Sincerely,

/s/ Benjamin D. Schmidt
Benjamin D. Schmidt
Secretary and Assistant Treasurer

Encl.